UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 3, 2020

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 3, 2020, Simulations Plus, Inc., a California corporation (the “Company”) entered into an employment agreement with its Chief Executive Officer (CEO) Shawn O’Connor (the “Employment Agreement”). The Employment Agreement extends Mr. O’Connor’s term as CEO to August 31, 2023 and supersedes and replaces his prior employment agreement. Pursuant to the Employment Agreement, Mr. O’Connor’s annual base salary increased to $450,000 and he received a one-time sign-on bonus of $100,000. In addition, Mr. O’Connor’s eligibility to receive annual equity grants increased from 25,000 to 30,000 options to purchase the Company’s common stock under the 2017 Simulations Plus, Inc. Equity Incentive Plan, as determined by the Company’s Board of Directors, his eligibility to receive an annual performance bonus increased to an amount not to exceed $225,000 to be determined by the Compensation Committee of the Company’s Board of Directors, and he became eligible to receive an additional annual discretionary bonus of up to $75,000 and an additional grant of 7,500 stock options. Mr. O’Connor’s early termination compensation also increased from six to twelve months of annual base salary and COBRA coverage.

The foregoing summary of the Employment Agreement, does not purport to be complete and is subject to, and qualified in its entirety by, a copy of the Employment Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, by and between Simulations Plus, Inc. and Shawn O’Connor, dated September 3, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: September 9, 2020	By: /s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

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